Exhibit 10.2

Eversheds Sutherland One Earlsfort Centre Earlsfort Terrace Dublin 2 Ireland T: +353 1 6644 200 F: +353 1 6644 300 DX 146 Dublin W: Eversheds-Sutherland.ie

Dated September 9, 2019

Exaxe Limited

Norman Carroll, Philip Naughton and FRANCES HEMERYCK (tRADING AS the Sandyford Business Co-Ownership)

DEED OF RENUNCIATION

THIS DEED OF RENUNCIATION is made the 9th day of September, 2019 by (1) EXAXE LIMITED (company number 222246) having its registered office at Sandyford Business Centre, Sandyford, Dublin 18 (the “Tenant” which expression shall where the context so admits or requires include its successors and permitted assigns) with (2) NORMAN CARROLL, PHILIP NAUGHTON AND FRANCES HEMERYCK (TRADING AS THE SANDYFORD BUSINESS CO-OWNERSHIP) c/o 5A Sandyford Business Centre, Dublin 18 (the “Landlord” which expression shall where the context so admits or requires include its successors and assigns and the owner for the time being of the reversion immediately expectant on the determination of the Term as defined below).

RECITALS

A.	By lease dated 14 October 2004 between (1) Norman Carroll, Philip Naughton and Luc Hemeryck (trading as The Sandyford Business Co-Ownership) and (2) Exaxe Consulting Limited (the “Lease”) the premises briefly described in the schedule to this deed and more particularly described in the Lease (the “Premises”) were demised to Exaxe Consulting Limited for a term of 21 years from 14 October 2004 (the “Term”) subject to the rents reserved by the Lease and the covenants on the part of the tenant and the conditions contained in the Lease.

B.	By deed of variation dated 5 March 2019 between (1) the Landlord and (2) the Tenant, the Lease was varied as more particularly described therein.

C.	By deed of variation dated 9 September 2019 and executed in or about the date hereof between (1) the Landlord and (2) the Tenant, the Lease was varied as more particularly described therein.

D.	The reversion immediately expectant on the termination of the Lease is now vested in the Landlord and the term of years created by the Lease is now vested in the Tenant.

E.	The Premises are a tenement within the meaning of the Landlord and Tenant Acts, 1967 to 2008.

F.	Under the Lease, the Premises are to be used for business purposes within the meaning of Section 3 of the Landlord and Tenant (Amendment) Act, 1980.

G.	The Tenant has received independent legal advice in relation to this renunciation from Matheson Solicitors and has been advised that under, and subject to the terms of, existing legislation the Tenant would or may be or become entitled to a new tenancy in the Premises on or after the expiration or sooner determination of the Term.

OPERATIVE PROVISIONS

1.	By this deed, the Tenant, pursuant to Section 17 (1) (a) (as amended by Section 4 of the Landlord and Tenant Amendment Act 1994) of the Landlord and Tenant (Amendment) Act 1980 and further amended by Section 47 of the Civil Law (Miscellaneous Provisions) Act 2008, renounces any entitlement which the Tenant may have or may acquire to a new tenancy or otherwise in the Premises and/or any other part or parts of the building of which the Premises are part, on or after the expiry or sooner determination of the Term.

2.	The Tenant undertakes with the Landlord:

(a)	to notify in writing any proposed assignee of the Lease of the existence of this renunciation and that this renunciation is binding on any assignee; and

(b)	to notify in writing any proposed sub-tenant of the Tenant of the existence of this renunciation and to obtain from any such proposed sub-tenant and deliver to the Landlord, a valid deed of renunciation in similar terms to this renunciation as a condition of, and prior to the grant of, any such sub-tenancy.

3.	The Landlord and the Tenant agree that the recitals shall form part of this deed.

SCHEDULE

Premises

ALL THAT AND THOSE the premises known as Unit 5A, Sandyford Business Centre, Sandyford Industrial Estate, Blackthorn Road, Dublin 18 being part of the land of Murphystown situate in the barony of Rathdown County of Dublin shown edged red on the plan annexed to the Lease forming part of the lands comprised in folio 100506L of the Register County of Dublin.

SIGNED AND DELIVERED as a deed
by the NORMAN CARROLL
in the presence of:	/s/ Norman Carroll
NORMAN CARROLL

/s/ Donna Smeltz
(witness name)

32 Hughey Lane, Hillsborough, NJ
(witness address)

Exec Asst.
(witness occupation)

SIGNED AND DELIVERED as a deed
by the PHILIP NAUGHTON
in the presence of:	/s/ Philip Naughton
PHILIP NAUGHTON

/s/ Donna Smeltz
(witness name)

32 Hughey Lane, Hillsborough, NJ
(witness address)

Exec Asst
(witness occupation)

SIGNED AND DELIVERED as a deed
by the FRANCES HEMERYCK
in the presence of:	/s/ Francis Hemeryck
FRANCES HEMERYCK

/s/ Thomas Murray
(witness name)

17 St. Peter’s Crescent, Walkinstown, Dublin
(witness address)

Data Protection Officer
(witness occupation)

GIVEN under the Common Seal	/s/ Adam Elster
of the EXAXE LIMITED	(Director)
and DELIVERED as a DEED:

/s/ Edward Ossie
(Director/Secretary)

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